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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 9, 1997

                         First Alliance Mortgage Company
             (Exact name of registrant as specified in its charter)

           California                     33-99604-05           95-2944875
 -------------------------------       ----------------     -------------------
 (State or Other Jurisdiction of       (Commission File      (I.R.S. Employer
        Incorporation)                     Number)          Identification No.)


         17305 Von Karman Avenue                                92714-6203
           Irvine, California                                   ----------
---------------------------------------                         (Zip Code)
(Address of Principal Executive Offices)

        Registrant's telephone number, including area code (714) 224-8400

                                    No Change
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

     In connection with the offering of First Alliance Mortgage Company Mortgage Loan Asset Backed Certificates, Series 1997-1, described in a Prospectus Supplement dated as of June 9, 1997, certain "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits:

          99.1 Computational Materials provided by Prudential Securities Incorporated in connection with sales efforts related to the Registrant's securities.

          99.2 Computational Materials provided by Lehman Brothers, Inc. in connection with sales efforts related to the Registrant's securities.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    By:   FIRST ALLIANCE MORTGAGE COMPANY, as
                                             Company


                                             By:  /s/Brian Chisick
                                                ---------------------------
                                                Name: Brian Chisick
                                                Title: President

Dated:  June 10, 1997